SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) July 25, 2006
LIGHTBRIDGE, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE (STATE OR OTHER JURISDIC- TION OF INCORPORATION)	000-21319 (COMMISSION FILE NUMBER)	04-3065140 (IRS EMPLOYER IDENTIFICATION NO.)
30 CORPORATE DRIVE, BURLINGTON, MASSACHUSETTS 01803
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE (781) 359-4000
NOT APPLICABLE
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

[ ]	WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR 230.425)

[ ]	SOLICITING MATERIAL PURSUANT TO RULE 14a-12 UNDER THE EXCHANGE ACT (17 CFR 240.14a-12)

[ ]	PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14d-2(b) UNDER THE EXCHANGE ACT (17 CFR 240.14d-2(b))

[ ]	PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13e-4(c) UNDER THE EXCHANGE ACT (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
Ex-99.1 Press Release dated July 25, 2006

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On July 25, 2006, we issued a press release reporting our second quarter 2006 results. A copy of the press release entitled “Lightbridge Announces Second Quarter 2006 Financial Results” is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.
(c) EXHIBITS.
     99.1      Press Release dated July 25, 2006, entitled “Lightbridge Announces Second Quarter 2006 Financial Results.”

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTBRIDGE, INC.
By:	/s/ Timothy C. O'Brien
Timothy C. O'Brien
Vice President, Finance and Administration, Chief Financial Officer and Treasurer

July 25, 2006